UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22742

PRINCIPAL REAL ESTATE INCOME FUND

(exact name of registrant as specified in charter)

1290 Broadway, Suite 1000, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Sharon Akselrod

Principal Real Estate Income Fund

1290 Broadway, Suite 1000

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end: October 31

Date of reporting period: October 31, 2019

Item 1.	Reports to Shareholders.

Principal Real Estate Income Fund (PGZ)

Annual Report

October 31, 2019

Section 19(b) disclosure

October 31, 2019 (Unaudited)

The Principal Real Estate Income Fund (the “Fund”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Fund’s Board of Trustees (the “Board”), have adopted a plan, consistent with the Fund’s investment objectives and policies, to support a level monthly distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund currently distributes $0.11 per share on a monthly basis.

The fixed amount distributed per share is subject to change at the discretion of the Fund’s Board. Under the Plan, the Fund will distribute all available investment income to its shareholders, consistent with the Fund’s primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate the Fund’s Plan at any time without prior notice if it deems such action to be in the best interest of either the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if a Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, increased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to the Fund’s prospectus for a more complete description of its risks.

Please refer to the Additional Information section in this shareholder report for a cumulative summary of the Section 19(a) notices for the Fund’s current fiscal period. Section 19(a) notices for the Fund, as applicable, are available on the Principal Real Estate Income Fund’s website; www.principalcef.com.

Table of contents

Performance Overview	2
Report of Independent Registered Public Accounting Firm	9
Statement of Investments	10
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Statement of Cash Flows	19
Financial Highlights	20
Notes to Financial Statements	22
Dividend Reinvestment Plan	32
Approval of Investment Advisory and Sub-Advisory Agreements	34
Trustees & Officers	37
Additional Information
Portfolio holdings	45
Proxy voting	45
Section 19(a) notices	45
Unaudited tax information	46
Custodian and transfer agent	46
Legal counsel	46
Independent registered public accounting firm	46
Privacy Policy	47

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.principalcef.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or, if you invest directly with the Fund, you can call 855-552-6280 to request that you continue to receive paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by contacting the Fund directly at 855-552-6280.

www.principalcef.com

Principal Real Estate Income Fund	Performance Overview

October 31, 2019 (Unaudited)

PERFORMANCE OVERVIEW

Principal Real Estate Income Fund (“PGZ” or the “Fund”) was launched June 25, 2013. As of October 31, 2019, the Fund was 63% allocated to commercial mortgage backed securities (“CMBS”) and 36% in U.S. and International real estate securities, primarily real estate investment trusts (“REITs”). For the 12-month period ended October 31, 2019, the Fund delivered a net return, at market price, of 35.31%, assuming dividends are reinvested back into the Fund, based on the closing share price of $21.40 on October 31, 2019. This compares to the return of the S&P 500® Index, over the same time-period, of 14.32% assuming dividends are reinvested into the index. This also compares to the return of the Barclays U.S. Aggregate Bond Index of 11.51% and the MSCI World Index of 12.69%.

The October 31, 2019 closing market price of $21.40 represented a 6.39% discount to the Fund’s Net Asset Value (“NAV”). This compares to an average 3.88% discount for equity real estate closed-end funds and a 0.46% premium for mortgage-backed securities closed-end funds (source: Bloomberg). These discounts to NAV reflect the volatility that has occurred in the closed-end fund market since June 2013, as expectations for higher interest rates have negatively impacted the attractiveness of the market.

Based on NAV, the Fund returned 25.53%, including dividends, for the 12-month period ended October 31, 2019. The market themes that dominated the market during this period was 1) 10-year treasury rates falling 1.45% to end the period at 1.69%; 2) a Fed induced recession-fear spike in volatility the last week in December materially widened spreads to end 2018; and 3) a Fed induced recovery after a pause in 2019 rate hikes with continued accommodation helped spreads and equity prices recover in 2019. During the period, 10-year interest rates ranged from 1.45% to 3.24% with the low in rates occurring two months before the end of the period and the high in rates occurring the first week of the period. During this same period, the VIX averaged 17 with elevated volatility the first six weeks of the period and ultimately spiking the last two weeks of December when VIX went from 21 to an intra-period high of 36. Volatility subsided after the spike on December 24th, 2018 with spikes in May to 21, August to 25 and October to 21 to end the period at 13.

Conduit CMBS issuance of $43.50B was up 5% for the 12-month period ended October 31, 2019 compared to $41.54B for the same period ended October 31, 2018. While the higher pace of new issuance was met with strong demand as investors continued to search for yield, CMBS spreads did end the period wider. AAA spreads were 5bps wider, AA spreads were 9bps wider, A spreads were 20bps wider and BBB spreads were 6bps tighter resulting in the credit curve between AAA and BBB CMBS tightening 11 bps. The main reasons behind higher rated bond spreads ending wider compared to 12 months prior were 1) the strong rally in interest rates pushed spreads wider to meet yield targets and 2) the uptick in supply kept spreads from completely retracing the material widening in credit spreads that occurred at the end of 2018. The reason why BBB spreads outperformed during the period was strong demand for yield and risk retention reducing the supply of BBB bonds during the period.

Global real estate stocks (FTSE EPRA NAREIT Developed NTR) gained 20.3% in the trailing 12 months, outperforming equities and bonds, which were up 13.7% (MSCI World NTR) and 10.3% (JPM Global Bond), respectively. The Federal Reserve cut interest rates for the first time since 2008 in response to slowing global growth and trade uncertainty and US long term bond yields fell approximately nearly 140 bps in the last year, providing support for rate sensitive real estate stocks and other defensives.

2	www.principalcef.com

Principal Real Estate Income Fund	Performance Overview

October 31, 2019 (Unaudited)

CMBS

The CMBS holdings within the Fund returned approximately 16.75% for the 12 months ended October 31, 2019. The main drivers of returns for the period were the strong rally in interest rates and BBB CMBS spreads ending the period 6bps tighter. While lower interest rates were a material tailwind for returns, investment grade CMBS spreads, other than BBB, did not fully recover from the market dislocation at the end of 2018. The spike in volatility and material widening in credit spreads at the end of 2018 was driven by elevated recession fears in the face of lower growth expectations and the potential for three interest rate hikes being signaled by the Federal Reserve. For the two months ending December 31, 2018, AAA spreads were 22bps wider, AA spreads were 52bps wider, A spreads were 107bps wider and BBB spreads were 162bps wider in sympathy with lower equity prices and wider corporate bond spreads. The market began to recover in January as the Fed announced a pause in rate hikes and recession fears began to subside and continued accommodation during the year helped to fuel the recovery. Year-to-date ending October 31, 2019, AAA spreads were 13bps tighter, AA spreads were 29bps tighter, A spreads were 80bps tighter and BBB spreads were 161bps tighter. The recovery in CMBS spreads was slowed somewhat by new issuance of conduit CMBS in 2019 being 5% higher compared to the same period in 2018.

The strong credit performance of CMBS loans originated since 2011 also continued to help support the bid for CMBS credit relative to alternatives. The delinquency rate on post-crisis loans ended the period at 1.10% which is strong compared to pre-crisis vintages and reflects more conservative underwriting on post-crisis loans, a steeper delinquency curve as loans reach 4-5 years of seasoning and the strong recovery in commercial real estate fundamentals since 2012.

We believe the outlook for CMBS remains positive looking forward based on our positive outlook for real estate fundamentals driving property level income growth over the next 1-2 years and the fact that ten-year CMBS loans are at a cyclical trough for maturities. There were no CMBS deals issued in 2009 and just over $10B in 2010 which is driving the trough in maturities and should help limit the CMBS market’s exposure to the risk of loan maturity defaults if the economy would go into recession over the next two years. In our view, this should help support CMBS credit spreads relative to fixed income alternatives that may be more exposed to bond maturities in a potential downturn.

GLOBAL REAL ESTATE SECURITIES

The global real estate securities holdings within the Fund returned approximately 25.2%.

All three regions of the world positively contributed to returns and the large allocation to the US continues to be a meaningful exposure as the interest rate drop supports performance of real estate stocks. Residential stocks were the top contributors as fundamentals remain supportive and provide downside protection of the economic conditions worsen. Attractive yield and defensive exposure to special purpose property stocks helped deliver positive returns in the US. Japanese REITs were also notable performers as safe-haven defensive flows with JREITs helped the group post strong returns. Spanish, French, and Australian REIT exposure were also notable contributors in the period.

Annual Report | October 31, 2019	3

Principal Real Estate Income Fund	Performance Overview

October 31, 2019 (Unaudited)

The only notable detractor to performance was any exposure to retail as the sector faces rising retailer bankruptcies and slowing growth in both rents and values as the rise of online retail takes market share. In addition, the portfolio was hurt from holding Leopalace21 Corporation, a Japanese developer stock that, in the period, collapsed on construction deficiencies, resultant occupancy, and repair concerns.

Economic and trade related uncertainties have driven a dovish pivot by central banks globally. The intractable nature of the key sticking points holding the U.S. and Chinese sides apart on trade such as national security, intellectual property protection and geopolitical dominance suggest that it will be difficult for both sides to fully resolve fundamental differences anytime soon. It is however, possible that a more watered down ‘deal’ of sorts could be struck in the near term to prevent escalating trade concerns from hurting the U.S. consumer ahead of the U.S. Presidential election next year. The combination of a sentiment improving partial deal and the lagged impact of global central bank rate cuts eventually helping to stabilize global growth could help mitigate the fall in bond yields and push them higher.

Absent a more comprehensive and far reaching ‘deal’ however, any rebound in economic activity is likely to be quite muted. Numerous uncertainties abound including the outcome of the U.S. election, Brexit and tensions in the Middle East. China policy stimulus has also been far more measured this time round relative to the last major stimulus round of 2015 and this seems likely to remain the case. Financial markets are also positioned quite differently from the last mid cycle slowdown of 2014/15. This began with an equities market growth scare that followed a six-quarter 21% slide in U.S. corporate earnings. At present, earnings have grown more slowly but have not experienced anything like the 2014-15 slide in the U.S. or other major markets. A cyclical rebound in earnings therefore seems far less likely from here, even if the economy surprises to the upside.

These issues are likely to constrain the upside for global bond yields. Global REITs should therefore continue to fare well given the safety and stability of largely domestic contractual real estate income streams. Lower bond yields and reduced interest rate pressure also provide support for property valuation levels.

There are two main risks to this outlook. The first involves the U.S. reaching quick and comprehensive ‘grand deal’ on trade that stimulates a sustainably improved growth outlook. In this scenario, property stocks could lag other segments with greater economic sensitivity and may also see valuation pressure if long term interest rates ratchet sharply higher. The second risk we see is if the recent yield curve inversion proves prescient and/or investor growth concerns become self-fulfilling and trigger a recession. In this latter scenario, all asset classes would likely trade down, but we would envision real estate stocks holding up better given their defensive attributes and above average dividend yields.

4	www.principalcef.com

Principal Real Estate Income Fund	Performance Overview

October 31, 2019 (Unaudited)

References:

The Premium/Discount is the amount (stated in dollars or percent) by which the selling or purchase price of a fund is greater than (premium) or less than (discount) its face amount/value or net asset value (NAV).

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. The duration number is a calculation involving present value, yield, coupon, final maturity and call features. The bigger the duration number, the greater the interest-rate risk or reward for bond prices. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices.

S&P 500®   Index – A large cap U.S. equities index that includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

Bloomberg Barclays U.S. Aggregate Bond Index – A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass throughs), ABS, and CMBS.

MSCI World Index – MSCI’s market capitalization weighted index is composed of companies representative of the market structure of 23 developed market countries in North America, Europe, and the Asia/Pacific Region.

FTSE EPRA/NAREIT Developed NTR Index – A modified market capitalization weighted index, based on free float market capitalization designed to measure the stock performance of companies engaged in specific real estate activities of the North American, European and Asian real estate markets.

The Cboe Volatility Index®   (VIX®   Index® ) is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices. Since its introduction in 1993, the VIX Index has been considered by many to be the world’s premier barometer of investor sentiment and market volatility.

Basis point (bps) refers to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01%, or 0.0001, and is used to denote the percentage change in a financial instrument.

A bond rating is a grade given to bonds by private, independent ratings services that indicates their credit quality. Investment grade bonds range from AAA to BBB- and will usually see bond yields increase as ratings decrease.

Issuance information – JPMorgan

Annual Report | October 31, 2019	5

Principal Real Estate Income Fund	Performance Overview

October 31, 2019 (Unaudited)

PERFORMANCE as of October 31, 2019

TOTAL RETURNS(1)	CUMULATIVE	AVERAGE ANNUAL
Fund	6 Month	1 Year	3 Year	5 Year	Since Inception(2)
Net Asset Value (NAV)(3)	12.11%	25.53%	15.33%	10.98%	12.16%
Market Price(4)	17.92%	35.31%	18.01%	11.37%	10.20%
Bloomberg Barclays U.S. Aggregate Bond Index	5.71%	11.51%	3.29%	3.24%	3.54%
MSCI World Index	3.55%	12.69%	11.86%	7.58%	9.58%

(1)	Total returns assume reinvestment of all distributions.
(2)	The Fund commenced operations on June 25, 2013.
(3)	Performance returns are net of management fees and other Fund expenses.
(4)	Market price is the value at which the Fund trades on an exchange. This market price can be higher or lower than its NAV.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 855.838.9485.

Total Annual Expense Ratio as a Percentage of Net Assets Attributable to Common Shares including interest expense, as of October 31, 2019, 3.45%.

Total Annual Expense Ratio as a Percentage of Net Assets Attributable to Common Shares excluding interest expense, as of October 31, 2019, 2.02%.

The Fund is a closed-end fund and does not continuously issue shares for sale as open-end mutual funds do. Since the initial public offering, the Fund now trades only in the secondary market. Investors wishing to buy or sell shares need to place orders through an intermediary or broker and additional charges or commissions will apply. The share price of a closed-end fund is based on the market’s value.

Distributions may be paid from sources of income other than ordinary income, such as net realized short-term capital gains, net realized long-term capital gains and return of capital. Based on current estimates, distributions have been paid in the current fiscal year from net investment income and return of capital. The actual amounts and sources of the amounts for tax purposes will depend upon a Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year.

Indices are unmanaged; their returns do not reflect any fees, expenses, or sales charges.

An investor cannot invest directly in an index.

ALPS Advisors, Inc. is the investment adviser to the Fund.

ALPS Portfolio Solutions Distributor, Inc. is a FINRA member.

Principal Real Estate Investors, LLC is the investment sub-adviser to the Fund. Principal Real Estate Investors, LLC is not affiliated with ALPS Advisors, Inc. or any of its affiliates.

Secondary market support provided to the Fund by ALPS Fund Services, Inc.’s affiliate, ALPS Portfolio Solutions Distributor, Inc., FINRA Member

6	www.principalcef.com

Principal Real Estate Income Fund	Performance Overview

October 31, 2019 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

The graph below illustrates the growth of a hypothetical $10,000 investment assuming the purchase of common shares of beneficial interest at the closing market price (NYSE: PGZ) of $20.00 on June 25, 2013 (the date of commencement of operations), and tracking its progress through October 31, 2019.

Past performance does not guarantee future results. Performance will fluctuate with changes in market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

SECTOR ALLOCATION^

^	Holdings are subject to change. Percentages are based on total investments of the Fund.

Annual Report | October 31, 2019	7

Principal Real Estate Income Fund	Performance Overview

October 31, 2019 (Unaudited)

GEOGRAPHIC BREAKDOWN as of October 31, 2019

% of Total Investments
United States	81.01%
Japan	4.09%
Australia	2.72%
Canada	2.30%
Hong Kong	2.03%
Great Britain	1.42%
Spain	1.21%
Singapore	1.18%
France	1.12%
Germany	0.71%
Netherlands	0.66%
Mexico	0.55%
Luxembourg	0.52%
Poland	0.17%
China	0.16%
Ireland	0.15%
100.00%
Holdings are subject to change.

8	www.principalcef.com

Principal Real Estate Income Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Principal Real Estate Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Principal Real Estate Income Fund (the “Fund”) as of October 31, 2019, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2013.

COHEN & COMPANY, LTD.

Cleveland, Ohio

December 20, 2019

Annual Report | October 31, 2019	9

Principal Real Estate Income Fund	Statement of Investments

October 31, 2019

Description	Shares	Value (Note 2)
COMMON STOCKS (49.87%)
Computer Software (0.64%)
InterXion Holding NV(a)	11,520	$1,016,294

Hotels & Motels (0.31%)
Extended Stay America, Inc.	20,755	294,928
Hilton Worldwide Holdings, Inc.	2,002	194,114
		489,042
Real Estate Management/Services (0.77%)
Mitsubishi Estate Co., Ltd.	62,600	1,221,683

Real Estate Operation/Development (4.98%)
Aroundtown SA	135,262	1,141,389
Echo Investment SA	328,924	378,801
Empiric Student Property PLC	171,428	208,736
Essential Properties Realty Trust, Inc.	34,837	893,918
LEG Immobilien AG	4,500	516,440
Midea Real Estate Holding, Ltd.(b)(c)	142,600	355,592
Mitsui Fudosan Co., Ltd.	26,700	687,589
New World Development Co., Ltd.	990,000	1,420,070
Sun Hung Kai Properties, Ltd.	80,500	1,221,479
TAG Immobilien AG	21,512	522,553
TLG Immobilien AG	17,187	503,177
		7,849,744
REITS-Apartments (7.51%)
Apartment Investment & Management Co., Class A	17,008	933,399
AvalonBay Communities, Inc.	8,500	1,850,110
Essex Property Trust, Inc.	3,800	1,243,094
Independence Realty Trust, Inc.	224,950	3,464,230
Invitation Homes, Inc.	81,772	2,517,760
Irish Residential Properties REIT PLC	165,746	324,608
Kenedix Residential Next Investment Corp.	280	576,905
Minto Apartment Real Estate Investment Trust	23,944	406,308
UNITE Group PLC	35,847	522,389
		11,838,803
REITS-Diversified (14.12%)
Altarea SCA	5,469	1,201,616
Arena REIT	556,277	1,161,914
Charter Hall Group	29,067	226,422
Covivio	6,100	690,538
Cromwell European Real Estate Investment Trust(c)	916,500	516,197
Cromwell Property Group	1,680,419	1,534,878
Crown Castle International Corp.	6,653	923,370
Dexus	73,000	602,362
Dream Industrial Real Estate Investment Trust	167,700	1,711,250
EPR Properties	23,105	1,797,338

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Principal Real Estate Income Fund	Statement of Investments

October 31, 2019

Description	Shares	Value (Note 2)
REITS-Diversified (continued)
Equinix, Inc.	1,850	$1,048,543
GPT Group	119,949	491,987
Investec Australia Property Fund(a)	619,713	670,704
Klepierre SA	14,485	539,419
Lendlease Global Commercial REIT(a)	274,900	191,962
LondonMetric Property PLC	115,000	345,302
Mapletree Logistics Trust	428,300	528,901
Merlin Properties Socimi SA	122,000	1,796,079
Mitsui Fudosan Logistics Park, Inc.	178	742,560
NSI NV	9,183	419,402
Sabana Shari'ah Compliant Industrial Real Estate Investment Trust	1,138,000	384,784
Segro PLC	75,376	824,265
Stockland	253,770	855,440
United Urban Investment Corp.	370	746,921
VICI Properties, Inc.	75,009	1,766,462
Weyerhaeuser Co.	19,139	559,050
		22,277,666
REITS-Health Care (4.49%)
HCP, Inc.	27,879	1,048,808
Healthcare Trust of America, Inc.	36,174	1,121,394
Physicians Realty Trust	58,000	1,082,860
Primary Health Properties PLC	138,725	254,093
Sabra Health Care REIT, Inc.	85,800	2,110,680
Welltower, Inc.	16,172	1,466,639
		7,084,474
REITS-Hotels (1.44%)
Far East Hospitality Trust	746,000	400,294
Host Hotels & Resorts, Inc.	20,000	327,800
Japan Hotel REIT Investment Corp.	1,530	1,270,868
Sunstone Hotel Investors, Inc.	20,000	270,200
		2,269,162
REITS-Manufactured Homes (0.77%)
Sun Communities, Inc.	7,443	1,210,604

REITS-Mortgage (0.18%)
Two Harbors Investment Corp.	20,170	279,758

REITS-Office Property (4.08%)
Alexandria Real Estate Equities, Inc.	7,199	1,142,841
City Office REIT, Inc.	71,227	964,414
Daiwa Office Investment Corp.	50	398,648
Inmobiliaria Colonial SA	65,000	839,486
Kilroy Realty Corp.	7,300	612,689
MCUBS MidCity Investment Corp.	1,341	1,557,194

Annual Report | October 31, 2019	11

Principal Real Estate Income Fund	Statement of Investments

October 31, 2019

Description	Shares	Value (Note 2)
REITS-Office Property (continued)
Sekisui House Reit, Inc.	996	$921,385
		6,436,657
REITS-Regional Malls (1.28%)
Macerich Co.	14,326	393,965
Simon Property Group, Inc.	4,501	678,211
Tanger Factory Outlet Centers, Inc.	15,740	253,729
Taubman Centers, Inc.	19,286	690,053
		2,015,958
REITS-Shopping Centers (2.13%)
CapitaLand Retail China Trust	481,508	537,978
Fortune Real Estate Investment Trust	270,000	317,001
Kenedix Retail REIT Corp.	156	429,906
Link REIT	134,000	1,461,252
NewRiver REIT PLC	234,001	609,259
		3,355,396
REITS-Single Tenant (0.40%)
Spirit Realty Capital, Inc.	12,620	628,981

REITS-Storage (0.44%)
CubeSmart	22,000	697,400

REITS-Warehouse/Industrials (6.12%)
Centuria Industrial REIT	156,006	367,797
Industrial & Infrastructure Fund Investment Corp.	205	321,386
Industrial Logistics Properties Trust	122,280	2,597,227
Macquarie Mexico Real Estate Management SA de CV(b)(c)	522,900	742,088
PLA Administradora Industrial S de RL de CV	278,500	456,626
Prologis, Inc.	31,705	2,782,431
Summit Industrial Income REIT(a)	23,371	227,127
Summit Industrial Income REIT	6,502	63,090
Terreno Realty Corp.	8,200	462,562
WPT Industrial Real Estate Investment Trust	120,599	1,636,528
		9,656,862
Storage/Warehousing (0.21%)
Safestore Holdings PLC	36,000	326,662

TOTAL COMMON STOCKS
(Cost $64,889,505)		78,655,146

Description	Rate	Maturity Date	Principal Amount	Value (Note 2)
COMMERCIAL MORTGAGE BACKED SECURITIES (86.73%)
Commercial Mortgage Backed Securities-Other (10.91%)
Bank of America Commercial Mortgage Trust 2008-1(d)	6.567%	02/10/51	$81,510	$81,612

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Principal Real Estate Income Fund	Statement of Investments

October 31, 2019

Description	Rate	Maturity Date	Principal Amount	Value (Note 2)
Commercial Mortgage Backed Securities-Other (continued)
FHLMC Multifamily Structured Pass Through Certificates:
2012-K052(d)(e)	1.613%	01/25/26	$9,690,000	$843,098
2011-KAIV(d)(e)	3.615%	06/25/21	9,000,000	488,441
JPMorgan Chase Commercial Mortgage Securities Trust:
2017-JP6(d)(e)	1.154%	05/15/27	10,165,018	611,865
2013-C15(b)(d)(e)	1.638%	10/15/23	11,500,000	627,825
2014-C21(b)(d)	3.900%	07/15/24	12,747,500	9,975,116
2006-CB17(d)	5.489%	12/12/43	1,169,838	970,432
LB-UBS Commercial Mortgage Trust 2006-C7	5.407%	11/15/38	1,064,871	760,720
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20(b)(d)(e)	1.612%	02/15/25	23,967,000	1,650,610
Morgan Stanley Capital I Trust 2016-UB11(b)(d)(e)	1.500%	08/15/26	13,495,500	1,195,155
				17,204,874

Commercial Mortgage Backed Securities-Subordinated (75.82%) BANK:
2018-BN12(b)(d)	2.920%	05/15/28	2,500,000	1,848,006
2017-BNK5(b)(d)	3.078%	06/15/27	3,000,000	2,761,642
2017-BNK9(b)	3.367%	03/15/28	5,000,000	3,673,701
2017-BNK5(b)(d)	4.256%	07/15/27	7,500,000	5,671,529
Bank of America Commercial Mortgage Trust 2016-UB10(b)	3.000%	05/15/26	3,500,000	3,144,423
BENCHMARK Mortgage Trust 2018-B1(b)(d)	3.000%	01/15/28	11,500,000	8,323,798
CFCRE Commercial Mortgage Trust 2016-C3(b)(d)	3.052%	01/10/26	5,484,000	4,989,212
Citigroup Commercial Mortgage Trust 2019-GC41(b)	3.000%	08/10/29	2,800,000	2,008,739
COMM 2013-CCRE7 Mortgage Trust 2013-CR7(b)(d)	4.376%	10/10/23	3,000,000	2,512,808
Commercial Mortgage Pass Through Certificates 2014-CR14(b)(d)	3.496%	01/10/24	2,000,000	1,535,571
Commercial Mortgage Trust:
2014-UBS5(b)	3.495%	09/10/24	2,715,000	2,421,799
2013-LC6(b)	3.500%	01/10/23	1,350,000	1,180,657
2014-LC17(b)	3.687%	09/10/24	2,780,000	2,573,830
2012-CR2(b)	4.250%	08/15/22	1,900,000	1,727,911
2012-CR5(b)(d)	4.317%	12/10/22	5,492,405	4,776,513
2014-CR17(b)(d)	4.350%	05/10/24	2,600,000	2,186,526
2013-CR11(b)(d)	4.371%	10/10/23	5,108,000	4,713,214
2014-UBS2(b)(d)	5.002%	02/10/24	2,932,500	2,811,340

Annual Report | October 31, 2019	13

Principal Real Estate Income Fund	Statement of Investments

October 31, 2019

Description	Rate	Maturity Date	Principal Amount	Value (Note 2)
Commercial Mortgage Backed Securities-Subordinated (continued)
CSAIL Commercial Mortgage Trust 2015-C4(d)	3.581%	11/15/25	$5,000,000	$4,671,306
Goldman Sachs Mortgage Securities Trust:
2014-GC22(b)	3.582%	06/10/47	8,326,000	6,426,591
2013-GC14(b)(d)	4.748%	08/10/23	2,000,000	1,943,540
2014-GC20(b)(d)	4.965%	04/10/47	8,505,000	7,738,064
2013-GC16(b)(d)	5.311%	11/10/46	2,342,405	2,543,344
JPMorgan Chase Commercial Mortgage Securities Trust:
2013-C15(b)	3.500%	10/15/23	2,500,000	2,106,129
2013-C16(b)(d)	3.744%	11/15/23	1,433,000	1,311,509
2013-C16(b)(d)	5.027%	11/15/23	2,117,483	2,236,473
Morgan Stanley Bank of America Merrill Lynch Trust:
2017-C34(b)(d)	3.300%	10/15/27	3,450,000	2,421,544
2013-C8(b)(d)	4.058%	02/15/23	3,000,000	3,058,094
2015-C26(b)(d)	4.404%	10/15/25	3,576,000	2,917,282
Morgan Stanley Capital I Trust 2016-UB11(b)(d)	2.705%	08/15/26	5,000,000	3,838,660
Wells Fargo Commercial Mortgage Trust:
2014-LC18(b)	2.840%	01/15/25	8,635,000	6,621,357
2015-NXS3(b)	3.153%	09/15/57	1,500,000	1,413,966
2015-C31	3.852%	11/15/25	2,886,000	2,685,591
2015-C31(b)(d)	4.608%	11/15/25	3,000,000	2,559,483
WFRBS Commercial Mortgage Trust 2014-C20(b)	3.986%	05/15/24	7,650,000	6,223,665
				119,577,817

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES
(Cost $120,977,941)				136,782,691

Description	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (1.26%)
State Street Institutional Treasury Plus Money Market Fund	1.749%	1,986,734	1,986,734

TOTAL SHORT TERM INVESTMENTS
(Cost $1,986,734)			1,986,734

TOTAL INVESTMENTS (137.86%)
(Cost $187,854,180)			$217,424,571

Liabilities in Excess of Other Assets (-37.86%)			(59,707,565)
NET ASSETS (100.00%)			$157,717,006

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Principal Real Estate Income Fund	Statement of Investments

October 31, 2019

(a)	Non-income producing security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. The total value of Rule 144A securities amounts to $126,767,306, which represents approximately 80.38% of net assets as of October 31, 2019.
(c)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of October 31, 2019, the aggregate market value of those securities was $1,613,877 representing 1.02% of net assets.
(d)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at October 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(e)	Interest only security.

See Notes to Financial Statements.

Annual Report | October 31, 2019	15

Principal Real Estate Income Fund

Statement of Assets and Liabilities	October 31, 2019

ASSETS:
Investments, at value	$217,424,571
Cash denominated in foreign currency, at value (Cost $11,844)	12,056
Receivable for investments sold	147
Interest receivable	628,387
Dividends receivable	166,160
Prepaid and other assets	40,011
Total Assets	218,271,332

LIABILITIES:
Loan payable (Note 3)	60,000,000
Interest and commitment fee due on loan payable	82,457
Payable for investments purchased	95,561
Payable to adviser	192,676
Payable to administrator	43,712
Payable to transfer agent	2,755
Payable for trustee fees	31,078
Other payables	106,087
Total Liabilities	60,554,326
Net Assets	$157,717,006

NET ASSETS CONSIST OF:
Paid-in capital	$129,049,502
Total distributable earnings	28,667,504
Net Assets	$157,717,006

PRICING OF SHARES:
Net Assets	$157,717,006
Common shares of beneficial interest outstanding (unlimited number of shares authorized, no par value per share)	6,899,800
Net asset value per share	$22.86

Cost of Investments	$187,854,180

See Notes to Financial Statements.

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Principal Real Estate Income Fund	Statement of Operations

For the Year Ended October 31, 2019

INVESTMENT INCOME:
Interest	$10,125,122
Dividends (net of foreign withholding tax of $165,983)	2,576,109
Total Investment Income	12,701,231

EXPENSES:
Investment advisory fees	2,152,867
Interest on loan	2,073,714
Commitment fee on loan	15,208
Administration fees	350,045
Transfer agent fees	24,758
Audit fees	32,500
Legal fees	72,472
Custodian fees	26,614
Trustee fees	127,831
Printing fees	42,249
Insurance fees	28,300
Other	54,176
Total Expenses	5,000,734
Net Investment Income	7,700,497

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain/(loss) on:
Investments	2,252,893
Foreign currency transactions	(18,303)
Net realized gain	2,234,590
Net change in unrealized appreciation/depreciation on:
Investments	22,066,727
Translation of assets and liabilities denominated in foreign currencies	3,192
Net change in unrealized appreciation/depreciation	22,069,919
Net Realized and Unrealized Gain on Investments and Foreign Currency	24,304,509
Net Increase in Net Assets Resulting from Operations	$32,005,006

See Notes to Financial Statements.

Annual Report | October 31, 2019	17

Principal Real Estate Income Fund

Statements of Changes in Net Assets

	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
OPERATIONS:
Net investment income	$7,700,497	$7,427,479
Net realized gain on investments and foreign currency transactions	2,234,590	2,129,666
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	22,069,919	484,729
Net increase in net assets resulting from operations	32,005,006	10,041,874

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders	(9,107,736)	(8,127,155)
From tax return of capital	–	(980,580)
Net decrease in net assets from distributions to shareholders	(9,107,736)	(9,107,735)

Net Increase in Net Assets	22,897,270	934,139

NET ASSETS:
Beginning of period	134,819,736	133,885,597
End of period	$157,717,006	$134,819,736

OTHER INFORMATION:
Share Transactions:
Shares outstanding - beginning of period	6,899,800	6,899,800
Net increase in shares outstanding	–	–
Shares outstanding - end of period	6,899,800	6,899,800

See Notes to Financial Statements.

18	www.principalcef.com

Principal Real Estate Income Fund	Statement of Cash Flows

For the Year Ended October 31, 2019

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$32,005,006
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of investment securities	(34,294,631)
Proceeds from disposition of investment securities	35,887,097
Net proceeds from short-term investment securities	1,653,287
Net realized (gain)/loss on:
Investments	(2,252,893)
Net change in unrealized appreciation/depreciation on:
Investments	(22,066,727)
Amortization of premiums and accretion of discounts on investments	(2,038,075)
(Increase)/Decrease in assets:
Interest receivable	126,417
Dividends receivable	28,674
Prepaid and other assets	(17,778)
Increase/(Decrease) in liabilities:
Interest and commitment fee due on loan payable	(4,809)
Payable to transfer agent	(370)
Payable to adviser	17,634
Payable to administrator	7,942
Payable for trustee fees	2,597
Other payables	34,406
Net cash provided by operating activities	$9,087,777

CASH FLOWS USED IN FINANCING ACTIVITIES:
Cash distributions paid	$(9,107,736)
Net cash used in financing activities	$(9,107,736)

Effect of exchange rates on cash	$42

Net decrease in cash	$(19,917)
Cash and Foreign Currency, beginning balance	$31,973
Cash and Foreign Currency, ending balance	$12,056

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest from bank borrowing	$2,078,523

See Notes to Financial Statements.

Annual Report | October 31, 2019	19

Principal Real Estate Income Fund

Net asset value - beginning of period
Income/(loss) from investment operations:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total income from investment operations

Less distributions to shareholders:
From net investment income
From net realized gains
From tax return of capital
Total distributions
Net increase/(decrease) in net asset value
Net asset value - end of period
Market price - end of period

Total Return(b)
Total Return - Market Price(b)

Supplemental Data:
Net assets, end of period (in thousands)
Ratios to Average Net Assets:
Total expenses
Total expenses excluding interest expense
Net investment income
Total expenses to average managed assets(c)
Portfolio turnover rate
Borrowings at End of Period
Aggregate Amount Outstanding (in thousands)
Asset Coverage Per $1,000 (in thousands)

(a)	Calculated using average shares throughout the period.
(b)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. For purposes of this calculation, dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any.
(c)	Average managed assets represent net assets applicable to common shares plus average amount of borrowings during the period.

See Notes to Financial Statements.

20	www.principalcef.com

Financial Highlights

For a share outstanding throughout the periods presented.

For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
$19.54	$19.40	$19.02	$19.88	$21.02

1.12	1.08	0.99	1.35	1.46
3.52	0.38	1.10	(0.47)	(0.87)
4.64	1.46	2.09	0.88	0.59

(1.32)	(1.18)	(1.51)	(1.74)	(1.67)
–	–	(0.03)	–	(0.06)
–	(0.14)	(0.17)	–	–
(1.32)	(1.32)	(1.71)	(1.74)	(1.73)
3.32	0.14	0.38	(0.86)	(1.14)
$22.86	$19.54	$19.40	$19.02	$19.88
$21.40	$16.97	$17.09	$16.62	$17.56

25.53%	8.67%	12.46%	5.94%	3.61%
35.31%	7.13%	13.37%	4.80%	(0.54%)

$157,717	$134,820	$133,886	$131,260	$137,178

3.45%	3.41%	3.03%	2.82%	2.59%
2.02%	2.09%	2.06%	2.07%	2.08%
5.31%	5.49%	5.18%	7.04%	7.02%
2.44%	2.36%	2.09%	1.94%	1.83%
17%	37%	45%	41%	22%

$60,000	$60,000	$60,000	$60,000	$60,000
$3,629	$3,247	$3,231	$3,188	$3,286

Annual Report | October 31, 2019	21

Principal Real Estate Income Fund	Notes to Financial Statements

October 31, 2019

1. ORGANIZATION

Principal Real Estate Income Fund (the ‘‘Fund’’) is a Delaware statutory trust registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’).

The Fund’s investment objective is to seek to provide high current income, with capital appreciation as a secondary investment objective, by investing in commercial real estate related securities.

Investing in the Fund involves risks, including exposure to below-investment grade investments. The Fund’s net asset value per share will vary and its distribution rate may vary and both may be affected by numerous factors, including changes in the market spread over a specified benchmark, market interest rates and performance of the broader equity markets. Fluctuations in net asset value may be magnified as a result of the Fund’s use of leverage.

2. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates: The financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and reported amount of increase or decrease in net assets from operations during the period reported. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund ultimately realizes upon sale of the securities. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on October 31, 2019.

Portfolio Valuation: The net asset value per common share of the Fund is determined no less frequently than daily, on each day that the NYSE is open for trading, as of the close of regular trading on the NYSE (normally 4:00 p.m. New York time). The Fund’s net asset value per common share is calculated in the manner authorized by the Fund’s Board of Trustees (the “Board”). Net asset value per share is computed by dividing the value of the Fund’s total assets, less its liabilities by the number of shares outstanding.

The Board has established the following procedures for valuation of the Fund’s assets under normal market conditions. Marketable securities listed on foreign or U.S. securities exchanges generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and ask prices on the exchange where such securities are primarily traded.

The Fund values commercial mortgage-backed securities and other debt securities not traded in an organized market on the basis of valuations provided by an independent pricing service, approved by the Board, which uses information with respect to transactions in such securities, interest rate movements, new issue information, cash flows, yields, spreads, credit quality, and other pertinent information as determined by the pricing service, in determining value. If the independent primary or secondary pricing service is unable to provide a price for a security, if the price provided by the independent primary or secondary pricing service is deemed unreliable, or if events occurring after the close of the market for a security but before the time as of which the Fund values its common shares would materially affect net asset value, such security will be valued at its fair value as determined in good faith under procedures approved by the Board.

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Principal Real Estate Income Fund	Notes to Financial Statements

October 31, 2019

When applicable, fair value of an investment is determined by the Fund’s Fair Valuation Committee as a designee of the Board. In fair valuing the Fund’s investments, consideration is given to several factors, which may include, among others, the following: the fundamental business data relating to the issuer, borrower, or counterparty; an evaluation of the forces which influence the market in which the investments are purchased and sold; the type, size and cost of the investment; the information as to any transactions in or offers for the investment; the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies; the coupon payments, yield data/cash flow data; the quality, value and salability of collateral, if any, securing the investment; the business prospects of the issuer, borrower, or counterparty, as applicable, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s, borrower’s, or counterparty’s management; the prospects for the industry of the issuer, borrower, or counterparty, as applicable, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; one or more independent broker quotes for the sale price of the portfolio security; and other relevant factors.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income from foreign securities will be recorded, in the exercise of reasonable diligence, as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Interest income, which includes amortization of premium and accretion of discount, is recorded on the accrual basis. Discounts and premiums on commercial mortgage backed securities purchased are accreted or amortized to income based on estimated effective maturity of the respective securities. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the specific identification method for both financial reporting and tax purposes.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Annual Report | October 31, 2019	23

Principal Real Estate Income Fund	Notes to Financial Statements

October 31, 2019

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2019:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$78,655,146	$–	$–	$78,655,146
Commercial Mortgage Backed Securities	–	136,782,691	–	136,782,691
Short Term Investments	1,986,734	–	–	1,986,734
Total	$80,641,880	$136,782,691	$–	$217,424,571

*	See Statement of Investments for industry classifications.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value, and there were no transfers into or out of Level 3, during the year ended October 31, 2019.

Commercial Mortgage Backed Securities (“CMBS”): As part of its investments in commercial real estate related securities, the Fund will invest in CMBS which are subject to certain risks associated with direct investments in CMBS. A CMBS is a type of mortgage-backed security that is secured by a loan (or loans) on one or more interests in commercial real estate property. Investments in CMBS are subject to the various risks which relate to the pool of underlying assets in which the CMBS represents an interest. CMBS may be backed by obligations (including certificates of participation in obligations) that are principally secured by commercial real estate loans or interests therein having multi-family or commercial use. Securities backed by commercial real estate assets are subject to securities market risks as well as risks similar to those of direct ownership of commercial real estate loans because those securities derive their cash flows and value from the performance of the commercial real estate underlying such investments and/or the owners of such real estate.

24	www.principalcef.com

Principal Real Estate Income Fund	Notes to Financial Statements

October 31, 2019

Real Estate Investment Trusts (“REITs”): As part of its investments in real estate related securities, the Fund will invest in REITs and is subject to certain risks associated with direct investment in REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investors’ capital to acquire, develop and/or finance real estate and provide services to their tenants. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., regional malls, shopping centers, office buildings, apartment buildings and industrial warehouses. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

As REITs generally pay a higher rate of dividends than most other operating companies, to the extent application of the Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio that is comprised of REIT shares. Distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital.

Dividend income from REITs is recognized on the ex-dividend date. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in REITs are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT distribution information available.

The performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. Due to the Fund’s investments in REITs, the Fund may also make distributions in excess of the Fund’s earnings and capital gains. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s common shares and, after that basis has been reduced to zero, will constitute capital gains to the common shareholder.

Concentration Risk: The Fund invests in companies in the real estate industry, which may include CMBS, REITs, REIT-like structures, and other securities that are secured by, or otherwise have exposure to, real estate. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory changes, or economic conditions affecting CMBS, REITs, REIT-like structures, and real estate more generally, will have a significant impact on the Fund’s performance.

Foreign Currency Risk: The Fund expects to invest in securities denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates may affect the value of securities owned by the Fund, the unrealized appreciation or depreciation of investments and gains on and income from investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. These risks often are heightened for investments in smaller, emerging capital markets.

Annual Report | October 31, 2019	25

Principal Real Estate Income Fund	Notes to Financial Statements

October 31, 2019

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of the exchanges at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to a Fund include the potential inability of the counterparty to meet the terms of the contract.

3. LEVERAGE

Under normal market conditions, the Fund’s policy is to utilize leverage through Borrowings and the issuance of preferred shares in an amount that represents approximately 33 1/3% of the Fund’s total assets, including proceeds from such Borrowings and issuances (or approximately 50% of the Fund’s net assets). It is possible that the assets of the Fund will decline due to market conditions such that this 33 1/3% limit will be exceeded. In that case, the leverage risk to shareholders will increase. Borrowings will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased. In certain cases, interest costs may exceed the return received on the securities purchased.

The Fund maintains a $70,000,000 line of credit with State Street Bank and Trust Company (“SSB”), which by its terms expires on September 11, 2020, subject to the restrictions and terms of the credit agreement. As of October 31, 2019, the Fund has drawn down $60,000,000 from the SSB line of credit, which was the maximum borrowing outstanding during the period. The Fund is charged an interest rate of 1.00% (per annum) above the one-month LIBOR (London Interbank Offered Rate) of 1.823%, as of the last renewal date, for borrowing under this credit agreement, on the last day of the interest period. The Fund is charged a commitment fee on the average daily unused balance of the line of credit at the rate of 0.15% (per annum). The Fund pledges its investment securities as the collateral for the line of credit per the terms of the agreement. The average annualized interest rate charged and the average outstanding loan payable for the year ended October 31, 2019, was as follows:

Average Interest Rate	3.456%
Average Outstanding Loan Payable	$60,000,000

26	www.principalcef.com

Principal Real Estate Income Fund	Notes to Financial Statements

October 31, 2019

4. INVESTMENT ADVISORY AND OTHER AGREEMENTS

ALPS Advisors, Inc. (“AAI”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, AAI receives an annual investment advisory fee of 1.05% based on the Fund’s average Total Managed Assets (as defined below). Pursuant to an Investment Sub-Advisory Agreement, AAI has retained Principal Real Estate Investors, LLC (“PrinRei”) as the Fund’s sub-advisor and pays PrinRei an annual fee of 0.55% based on the Fund’s average Total Managed Assets.

ALPS Fund Services, Inc. (“AFS”), an affiliate of AAI, serves as administrator to the Fund. Under an Administration, Bookkeeping and Pricing Services Agreement, AFS is responsible for calculating the net asset values, providing additional fund accounting and tax services, and providing fund administration and compliance-related services to the Fund. AFS is entitled to receive a monthly fee, accrued daily based on the Fund’s average Total Managed Assets, as defined below, plus a fixed fee for completion of certain regulatory filings and reimbursement for certain out-of-pocket expenses.

DST Systems, Inc. (“DST”), the parent company of AAI and AFS, serves as the Transfer Agent to the Fund. Under the Transfer Agency Agreement, DST is responsible for maintaining all shareholder records of the Fund. DST is entitled to receive an annual minimum fee of $22,500 plus out-of-pocket expenses. DST is a wholly-owned subsidiary of SS&C Technologies Holdings, Inc. (“SS&C”), a publicly traded company listed on the NASDAQ Global Select Market.

The Fund pays no salaries or compensation to any of its interested Trustee or Officers. The three independent Trustees of the Fund receive an annual retainer of $21,000 and an additional $4,000 for attending each meeting of the Board. In addition to the Attendance Fee, the Chairman of the Board will be paid a meeting fee of $1,125 for each Board Meeting and the Chairman of the Audit Committee of the Board will be paid a meeting attendance fee of $1,125 for each Meeting of the Audit Committee of the Board. The independent Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings of the Board.

Certain Officers of the Fund are also officers of AAI and AFS.

Total Managed Assets: For these purposes, the term Total Managed Assets is defined as the value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than aggregate liabilities representing Limited Leverage, as defined below), calculated as of 4:00 p.m. Eastern time on such day or as of such other time or times as the Board may determine in accordance with the provisions of applicable law and of the declaration and bylaws of the Fund and with resolutions of the Board as from time to time in force. Under normal market conditions, the Fund’s policy is to utilize leverage through Borrowings (as defined below) and through the issuance of preferred shares (if any) in an amount that represents approximately 33 1/3% of the Fund’s total assets, including proceeds from such Borrowings and issuances (or approximately 50% of the Fund’s net assets) (collectively, “Limited Leverage”). “Borrowings” are defined to include: amounts received by the Fund pursuant to loans from banks or other financial institutions; amounts borrowed from banks or other parties through reverse repurchase agreements; amounts received by the Fund from the Fund’s issuance of any senior notes or similar debt securities. Other than with respect to reverse repurchase agreements, Borrowings do not include trading practices or instruments that, according to the SEC or its staff, may cause senior securities concerns, and are intended to include transactions that are subject to the asset coverage requirements in Section 18 of the 1940 Act for the issuance of senior securities evidencing indebtedness (e.g., bank borrowings and the Fund’s issuance of any senior notes or similar securities) and senior securities in the form of stock (e.g., the Fund’s issuance of preferred shares).

Annual Report | October 31, 2019	27

Principal Real Estate Income Fund	Notes to Financial Statements

October 31, 2019

5. DISTRIBUTIONS

The Fund intends to make a level monthly distribution to common shareholders after payment of interest on any outstanding borrowings or dividends on any outstanding preferred shares. Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund may also retain cash reserves if deemed appropriate by PrinRei to meet the terms of any leverage or derivatives transactions. Such distributions shall be administered by DST. While a portion of the Fund’s distributed income may qualify as qualified dividend income, all or a portion of the Fund’s distributed income may also be fully taxable. Any such income distributions, as well as any distributions by the Fund of net realized short-term capital gains, will be taxed as ordinary income. A portion of the distributions the Fund receives from its investments may be treated as return of capital. While the Fund anticipates distributing some or all of such return of capital, it is not required to do so in order to maintain its status as a regulated investment company under Subchapter M of the Code.

The Fund has a managed distribution plan in accordance with AAI’s Section 19(b) exemptive order described below (the “Managed Distribution Plan”). Under the Managed Distribution Plan, to the extent that sufficient investment income is not available on a monthly basis, the Fund will make regular monthly distributions, which may consist of long-term capital gains and/or return of capital in order to maintain the distribution rate. In accordance with the Managed Distribution Plan, the Fund made monthly distributions to common shareholders at a fixed monthly rate of $0.11 per common share for the year ended October 31, 2019.

The amount of the Fund’s distributions pursuant to the Managed Distribution Plan are not related to the Fund’s performance and, therefore, investors should not make any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Managed Distribution Plan. The Board may amend, suspend or terminate the Managed Distribution Plan at any time without notice to shareholders.

AAI has received an order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit the Fund, subject to certain terms and conditions, to include realized long-term capital gains as a part of its regular distributions to its stockholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year). To the extent that the Fund relies on the exemptive order, the Fund will be required to comply with the terms and conditions therein, which, among other things, requires the Fund to make certain disclosures to shareholders and prospective shareholders regarding distributions, and would require the Board to make determinations regarding the appropriateness of the use of the distribution policy. Under such a distribution policy, it is possible that the Fund might distribute more than its income and net realized capital gains; therefore, distributions to shareholders may result in a return of capital. The amount treated as a return of capital will reduce a shareholder’s adjusted basis in the shareholder’s shares, thereby increasing the potential gain or reducing the potential loss on the sale of shares. There is no assurance that the Fund will continue to rely on the exemptive order in the future.

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Principal Real Estate Income Fund	Notes to Financial Statements

October 31, 2019

Subsequent to October 31, 2019, the Fund paid the following distributions:

Ex-Date	Record Date	Payable Date	Rate (per share)
November 14, 2019	November 15, 2019	November 29, 2019	$0.11
December 16, 2019	December 17, 2019	December 31, 2019	$0.11

6. CAPITAL TRANSACTIONS

The Fund is a statutory trust established under the laws of the state of Delaware by an Agreement and Declaration of Trust dated August 31, 2012, as amended and restated through the date hereof. The Declaration of Trust provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of common shares. The Fund intends to hold annual meetings of common shareholders in compliance with the requirements of the NYSE.

Additional shares of the Fund may be issued under certain circumstances pursuant to the Fund’s Dividend Reinvestment Plan, as defined within the Fund’s organizational documents. Additional information concerning the Dividend Reinvestment Plan is included within this report.

7. PORTFOLIO INFORMATION

For the year ended October 31, 2019, the cost of purchases and proceeds from sales of securities, excluding short-term securities, were as follows:

Purchases	Sales
$34,390,192	$35,201,513

8. TAXES

Classification of Distributions: Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

Annual Report | October 31, 2019	29

Principal Real Estate Income Fund	Notes to Financial Statements

October 31, 2019

The tax character of distributions paid during the year ended October 31, 2019 and October 31, 2018 were as follows:

	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Ordinary Income	$9,107,736	$8,127,155
Return of Capital	–	980,580
Total	$9,107,736	$9,107,735

Components of Earnings: Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under accounting principles generally accepted in the United States. Accordingly, for the year ended October 31, 2019, certain differences were reclassified.

The reclassifications were as follows:

	Paid-in capital	Distributable earnings
Principal Real Estate Income Fund	$(137,764)	$137,764

These differences are primarily attributed to the different book and tax treatment of distributions.

Tax Basis of Distributable Earnings: Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under GAAP.

As of October 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$1,265,487
Accumulated Capital Gain	707,310
Unrealized Appreciation	26,694,707
Total	$28,667,504

Tax Basis of Investments: Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of October 31, 2019, were as follows:

Cost of investments for income tax purposes	$190,731,025
Gross appreciation on investments (excess of value over tax cost)	$29,109,995
Gross depreciation on investments (excess of tax cost over value)	(2,416,449)
Net appreciation of foreign currency	1,161
Net unrealized appreciation on investments	$26,694,707

These differences are primarily attributed to the different tax treatment of foreign currency, passive foreign investment companies (PFICs), and wash sales.

Capital loss carryovers used during the year ended October 31, 2019 were $606,828.

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Principal Real Estate Income Fund	Notes to Financial Statements

October 31, 2019

Federal Income Tax Status: For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Code by distributing substantially all of its investment company taxable net income and realized gain, not offset by capital loss carryforwards, if any, to its shareholders. No provision for federal income taxes has been made.

As of and during the year ended October 31, 2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2019, the Fund did not incur any interest or penalties.

Annual Report | October 31, 2019	31

Principal Real Estate Income Fund	Dividend Reinvestment Plan

October 31, 2019 (Unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting DST Systems, Inc. (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a “Dividend”). Some brokers may automatically elect to receive cash on behalf of Common Shareholders and may re-invest that cash in additional Common Shares.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the NAV per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

32	www.principalcef.com

Principal Real Estate Income Fund	Dividend Reinvestment Plan

October 31, 2019 (Unaudited)

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator.

Annual Report | October 31, 2019	33

Principal Real Estate Income Fund	Approval of Investment Advisory and Sub-Advisory Agreements

October 31, 2019 (Unaudited)

At the September 11, 2019 meeting (“Meeting”) of the Board of Trustees (the “Board”) of Principal Real Estate Income Fund (the “Fund”), the Board, including those Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), approved ALPS Advisors, Inc. (the “Adviser”) and Principal Real Estate Investors, LLC, (the “Sub-Adviser”) to serve as the Trust’s investment adviser and sub-adviser, respectively, and approved the renewal of the investment advisory agreement between the Adviser and the Trust, and the sub-advisory agreement between Sub-Adviser and the Adviser with respect to the Trust (collectively, the “Advisory Agreements”), upon the terms and conditions set forth therein. In connection with considering the approval of the renewal of the Advisory Agreements, the Independent Trustees met in executive session with independent counsel, who provided assistance and advice.

Although not meant to be all-inclusive, the following portion of the minutes summarizes the factors considered and conclusions reached by the Trustees in the executive session and at the Meeting in determining to approve the Advisory Agreements.

Nature, extent and quality of services. In examining the nature, extent and quality of the investment advisory services provided by the Adviser, the Trustees considered the qualifications, experience and capability of the Adviser’s management and other personnel and the extent of care and conscientiousness with which the Adviser performs its duties. In this regard, the Trustees considered, among other matters, the process by which the Adviser performs oversight of the Fund, including ongoing due diligence regarding product structure, resources, personnel, technology, performance, compliance and oversight of the Sub-Adviser.

With respect to the nature, extent and quality of the investment advisory services provided by the Sub-Adviser, the Trustees considered the Sub-Adviser’s investment management process it uses in managing the assets of the Fund, including the experience and capability of the Sub-Adviser’s management and other personnel responsible for the portfolio management of the Fund and compliance with the Fund’s investment policies and restrictions. The Trustees also considered the favorable assessment provided by the Adviser as to the nature and quality of the services provided by the Sub-Adviser and the ability of the Sub-Adviser to fulfill its contractual obligations.

Based on the totality of the information considered, the Trustees concluded that the Fund was likely to benefit from the nature, extent and quality of the Adviser’s and the Sub-Adviser’s services, and that the Adviser and the Sub-Adviser have the ability to provide these services based on their respective experience, operations and current resources.

Investment performance of the Fund, the Adviser and the Sub-Adviser. The Board reviewed the Fund’s investment performance over time and compared that performance to other funds in its peer group. In making its comparisons, the Board utilized a report from Fuse Research Network, LLC (“Fuse”), an independent provider of investment company data. The Board also considered the views of the Adviser and the Sub-Adviser that in light of the Fund’s dynamic allocation strategy that permits it to vary its allocation to both commercial mortgage backed securities and other U.S. and non-U.S. real estate-related securities, such as REITs and REIT-like entities, there are no directly comparable peer funds that utilize a similar investment strategy. The Board also noted the Fund’s primary investment objective to provide high current income, and that the Fund has maintained its monthly distribution on its common shares.

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Principal Real Estate Income Fund	Approval of Investment Advisory and Sub-Advisory Agreements

October 31, 2019 (Unaudited)

Costs of services and profits realized, and comparison with other advisory contracts. The Board considered the fees payable under the Advisory Agreements. The Board reviewed the information compiled by Fuse comparing the Fund’s contractual management fee rate (on managed assets) and net management fee rate (on both managed assets and common assets—which includes advisory and sub-advisory and administrative service fees—as well as the Fund’s net total expense ratios) to other funds in its expense group.

The Trustees also considered that the fee paid to the Sub-Adviser is paid out of the fees paid to the Adviser and that no separate fee for sub-advisory services is charged to the Fund. The Trustees also considered the fees charged by the Sub-Adviser to other accounts managed using a CMBS strategy, and to other accounts managed using a REIT strategy. Based on the material provided by the Sub-Adviser, services provided to another registered investment company client for which it separately manages a CMBS “sleeve” would result in an overall sub-advisory fee of between 0.25% and 0.60% of assets under management and a REIT “sleeve” would result in an overall sub-advisory fee of between 0.50% and 0.85% of assets under management, depending on the amount of assets allocated to either sleeve at any given time. The Trustees considered statements by the Sub-Adviser explaining that this other registered investment company did not receive the same types of services that the Fund receives because, among other factors, the Sub-Adviser does not provide a leverage strategy or a dynamic asset allocation strategy for the other account, and does not utilize derivative instruments for that account, in each case unlike the mandate it has with respect to the Fund. The Trustees also considered the Adviser’s opinion that the compensation payable to the Sub-Adviser is reasonable, appropriate and fair in light of the nature and quality of the services provided to the Fund.

The Board reviewed the Meeting Materials it received from the Adviser regarding its revenues and expenses in connection with the services provided to the Fund, both solely with respect to the Adviser, as well as together with revenues earned by the Adviser’s affiliates, AFS (in its capacity as administrator of the Fund), ALPS Portfolio Solutions Distributor, Inc. (in its capacity as providing distribution assistance) and DST Systems, Inc. (in its capacity as transfer agent of the Fund). The Trustees also reviewed the profitability information provided by the Adviser and the Sub-Adviser for 2018 and 2017. In each case, the Trustees considered the profitability of the Adviser and the Sub-Adviser, and that the Adviser and the Sub-Adviser must be able to compensate their respective employees at competitive levels in order to attract and retain high-quality personnel to provide high-quality service to the Fund.

Economies of scale. With respect to whether economies of scale are realized by the Adviser and the Sub-Adviser and whether management fee levels reflect these economies of scale for the benefit of Fund investors, the Board considered the Adviser’s view that adding breakpoints would not be appropriate at this time and that any increases in the Fund’s assets are primarily attributable to market appreciation and dividend reinvestments, rather than raising new capital, and therefore found that the level of management fees charged and fee structure remained appropriate.

Indirect benefits. The Board considered whether there were any “fall-out” or ancillary benefits that may accrue to the Adviser or Sub-Adviser or their affiliates as a result of their relationships with the Fund. The Trustees considered that both the Adviser and Sub-Adviser noted their belief that they would not experience any “fall-out” benefits.

Annual Report | October 31, 2019	35

Principal Real Estate Income Fund	Approval of Investment Advisory and Sub-Advisory Agreements

October 31, 2019 (Unaudited)

After evaluation of the performance, fee and expense information and the profitability, ancillary benefits and other considerations as described above, and in light of the nature, extent and quality of services provided by the Adviser and the Sub-Adviser, the Board concluded that the level of fees to be paid to each of the Adviser and the Sub-Adviser was reasonable.

In summary, based on the various considerations discussed above, the Board determined that approval of the renewal of the Advisory Agreements was in the best interests of the Fund.

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Principal Real Estate Income Fund	Trustees & Officers

October 31, 2019 (Unaudited)

The following table includes information regarding the Fund’s trustees and officers, and their principal occupations and other affiliations during the past five years. The address for all trustees is 1290 Broadway, Suite 1100, Denver, CO 80203. The ‘‘independent trustees’’ consist of those trustees who are not ‘‘interested persons’’ of the Fund, as that term is defined under the 1940 Act.

INDEPENDENT TRUSTEES

Name and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(1) Overseen by Trustee	Other Directorships(2) Held by Trustee During Past 5 Years
Rick A. Pederson (1952)	Trustee	Term expires in 2021. Has served since April 2013.	Partner, Bow River Capital Partners (private equity management), 2003 - present; Board Member, Prosci Inc. (private business services) 2013-2016; Advisory Board Member, Citywide Banks (Colorado community bank) 2014-2017; Board Member, Strong-Bridge Consulting, 2015-present; Board Member, IRI/ODMS Holdings LLC, 2017 – present; Director, National Western Stock Show (not for profit) 2010 - present; Director, History Colorado (not for profit) 2015-present; Trustee, Boettcher Foundation, 2018.	17	Segall Bryant & Hamill Trust (14 funds); ALPS ETF Trust (16 funds).
Jerry G. Rutledge (1944)	Trustee	Term expires in 2020. Has served since April 2013.	President and owner of Rutledge’s Inc. (retail clothing business); Regent of the University of Colorado (1994 – 2007). Director, University of Colorado Hospital (2007–2017).	13	Clough Global Dividend & Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Financial Investors Trust (33 funds).

Annual Report | October 31, 2019	37

Principal Real Estate Income Fund	Trustees & Officers

October 31, 2019 (Unaudited)

Name and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(1) Overseen by Trustee	Other Directorships(2) Held by Trustee During Past 5 Years
Ernest J. Scalberg (1945)	Chairman and Trustee	Term expires in 2022. Has served as Trustee since April 2013. Has served as Chairman since July 2017.	Formerly the Research Professor and Director of the GLOBE Center, Monterey Institute of International Studies (2009 – 2014); Associate Vice President for External Programs and Dean of Fisher Graduate School of International Business (2001 – 2009); Director, Advisor or Trustee to numerous non-profit organizations (1974 – present); and Chairman of the Board of the Foundation, International University in Geneva (IUG), Switzerland (2005 – present).	1	The Select Sector SPDR Trust (11 funds).

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Principal Real Estate Income Fund	Trustees & Officers

October 31, 2019 (Unaudited)

INTERESTED TRUSTEES(3) AND OFFICERS(4)

Name and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(1) Overseen by Trustee	Other Directorships(2) Held by Trustee During Past 5 Years
Jeremy Held (1974)	Trustee	Term expires in 2021. Has served since December 2017.	Mr. Held serves as a Managing Director at Bow River Capital Partners (private equity management) since September 2019. Prior to his current role, Mr. Held held several positions at ALPS Advisors, inc. ("AAI"), most recently as Senior Vice President, Director of Research of AAI (1996 - 2019). Mr. Held is deemed an affiliate of the Fund as defined under the 1940 Act.	8	ALPS Variable Investment Trust (7 funds)

Annual Report | October 31, 2019	39

Principal Real Estate Income Fund	Trustees & Officers

October 31, 2019 (Unaudited)

Name and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(1) Overseen by Trustee	Other Directorships(2) Held by Trustee During Past 5 Years
Kathryn Burns (1976)	President	Has served since September 2019.	Ms. Burns served as the Fund’s Treasurer from September 2018 until September 2019. She also serves as Vice President, Director of Fund Operations of AAI since 2018. From 2013 to 2018, she served as Vice President and Fund Controller at ALPS. Prior to joining ALPS, she worked at Old Mutual Capital where she served as Vice President and Chief Compliance Officer (2010 – 2012) and Regulatory Reporting Manager and Assistant Treasurer to the Old Mutual Funds Trusts (2006 – 2012). She also served as a CPA for Pricewaterhouse-Coopers LLP. Because of her position with AAI, Ms. Burns is deemed an affiliate of the Fund as defined under the 1940 Act. Ms. Burns is also Treasurer of Boulder Growth & Income Fund, Inc. and ALPS ETF Trust and President of ALPS Variable Investment Trust and RiverNorth Opportunities Fund, Inc.	N/A	N/A

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Principal Real Estate Income Fund	Trustees & Officers

October 31, 2019 (Unaudited)

Name and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(1) Overseen by Trustee	Other Directorships(2) Held by Trustee During Past 5 Years
Matthew Sutula (1985)	Chief Compliance Officer (“CCO”)	Has served since September 2019.	Mr. Sutula joined ALPS in 2012 and currently serves as Chief Compliance Officer of AAI. Prior to his current role, Mr. Sutula served as Compliance Manager and Senior Compliance Analyst for AAI, as well as Compliance Analyst for ALPS Fund Services, Inc. Prior to joining ALPS, he spent seven years at Morningstar, Inc. in various analyst roles supporting the registered investment company databases. Because of his position with AAI, Mr. Sutula is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. Sutula is also Interim Chief Compliance Officer of ALPS ETF Trust, ALPS Variable Investment Trust, RiverNorth Opportunities Fund, Inc., Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.	N/A	N/A

Annual Report | October 31, 2019	41

Principal Real Estate Income Fund	Trustees & Officers

October 31, 2019 (Unaudited)

Name and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(1) Overseen by Trustee	Other Directorships(2) Held by Trustee During Past 5 Years
Jill Kerschen, (1975)	Treasurer	Has served since September 2019.	Ms. Kerschen joined ALPS in July 2013 and is currently Vice President and Fund Controller. Because of her position with ALPS, Ms. Kerschen is deemed an affiliate of the Fund as defined under the 1940 Act. She currently serves as Treasurer of Reaves Utility Income Fund, Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Clough Funds Trust, RiverNorth Opportunities Fund, Inc. and ALPS Variable Investment Trust.	N/A	N/A

42	www.principalcef.com

Principal Real Estate Income Fund	Trustees & Officers

October 31, 2019 (Unaudited)

Name and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(1) Overseen by Trustee	Other Directorships(2) Held by Trustee During Past 5 Years
Sharon Akselrod (1974)	Secretary	Has served since June 2019.	Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013 – 2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008– 2013). Because of her position with ALPS, Ms. Akselrod is deemed an affiliate of the Fund as defined under the 1940 Act. Ms. Akselrod is also Assistant Secretary of ALPS ETF Trust, Financial Investors Trust and Clough Funds Trust.	N/A	N/A

Annual Report | October 31, 2019	43

Principal Real Estate Income Fund	Trustees & Officers

October 31, 2019 (Unaudited)

Name and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(1) Overseen by Trustee	Other Directorships(2) Held by Trustee During Past 5 Years
Jennifer Craig (1973)	Assistant Secretary	Has served since September 2019.	Ms. Craig joined ALPS in 2007 and is currently Assistant Vice President and Paralegal Manager of ALPS. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Fund as defined under the 1940 Act. Ms. Craig is also Assistant Secretary of Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Financial Investors Trust, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.	N/A	N/A

(1)	The term “Fund Complex” means two or more registered investment companies that:

(a)	hold themselves out to investors as related companies for purposes of investment and investor services; or

(b)	have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

(2)	The numbers enclosed parenthetically represent the number of funds overseen in each directorship that the Trustee has held. Regarding ALPS ETF Trust and ALPS Variable Investment Trust, all funds are included in the total funds in the Fund Complex column. As to Financial Investors Trust, 12 funds are included in the total funds in the Fund Complex column.

(3)	“Interested Trustees” refers to those Trustees who constitute “interested persons” of a Fund as defined in the 1940 Act.

(4)	Officers are elected annually. Each officer will hold such office until a successor has been elected by the Board.

44	www.principalcef.com

Principal Real Estate Income Fund	Additional Information

October 31, 2019 (Unaudited)

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q or N-PORT within 60 days after the end of the period. Copies of the Fund’s Form N-Q or N-PORT are available without a charge, upon request, by contacting the Fund at 1-855-838-9485 and on the SEC’s website at http://www.sec.gov.

PROXY VOTING

A description of the Fund’s proxy voting policies and procedures is available (1) without charge, upon request, by calling 1-855-838-9485, (2) on the Fund’s website located at http://www.principalcef.com, or (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30th is available on the SEC’s website at http://www.sec.gov.

SECTION 19(a) NOTICES

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for the Fund. The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the calendar year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Per Share Cumulative Distributions for the Year Ended October 31, 2019					Percentage of the Total Cumulative Distributions for the Year Ended October 31, 2019
Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total Per Share
$1.1352	$0.0363	$0.0079	$0.1406	$1.3200	86.00%	2.75%	0.60%	10.65%	100.00%

Annual Report | October 31, 2019	45

Principal Real Estate Income Fund	Additional Information

October 31, 2019 (Unaudited)

UNAUDITED TAX INFORMATION

Of the distributions paid by the Fund from ordinary income for the calendar year ended December 31, 2018, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income:

	Dividend Received Deduction	Qualified Dividend Income
Principal Real Estate Income Fund	0.50%	6.96%

In early 2019, if applicable, shareholders of record should have received this information for the distributions paid to them by the Fund during the calendar year 2018 via Form 1099. The Fund will notify shareholders in early 2020 of amounts paid to them by the Fund, if any, during the calendar year 2019.

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company, located at State Street Financial Center, One Lincoln Street, Boston, MA 02111, serves as the Fund’s custodian and will maintain custody of the securities and cash of the Fund.

DST Systems, Inc., located at 333 West 11th Street, 5th Floor, Kansas City, Missouri 64105, serves as the Fund’s transfer agent and registrar.

LEGAL COUNSEL

Dechert LLP, located at 1095 Avenue of the Americas, New York, New York 10036, serves as legal counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd. is the independent registered public accounting firm for the Fund.

46	www.principalcef.com

Principal Real Estate Income Fund	Privacy Policy

October 31, 2019 (Unaudited)

FACTS	WHAT DOES PRINCIPAL REAL ESTATE INCOME FUND DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•     Social Security number

•     Assets

•     Retirement Assets

•     Transaction History

•     Checking Account Information

•     Purchase History

•     Account Balances

•     Account Transactions

•     Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Principal Real Estate Income Fund chooses to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DOES PRINCIPAL REAL ESTATE INCOME FUND SHARE?	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don't share
For non-affiliates to market to you	No	We don't share
QUESTIONS?	Call 1-855-838-9485

Annual Report | October 31, 2019	47

Principal Real Estate Income Fund	Privacy Policy

October 31, 2019 (Unaudited)

WHO WE ARE
Who is providing this notice?	Principal Real Estate Income Fund
WHAT WE DO
How does Principal Real Estate Income protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Principal Real Estate Income collect my personal information?

We collect your personal information, for example, when you

•     Open an account

•     Provide account information

•     Give us your contact information

•     Make deposits or withdrawals from your account

•     Make a wire transfer

•     Tell us where to send the money

•     Tells us who receives the money

•     Show your government-issued ID

•     Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•     Sharing for affiliates’ everyday business purposes – information about your creditworthiness

•     Affiliates from using your information to market to you

•     Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

48	www.principalcef.com

Principal Real Estate Income Fund	Privacy Policy

October 31, 2019 (Unaudited)

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Principal Real Estate Income Fund does not share with our affiliates for marketing purposes.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Principal Real Estate Income Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Principal Real Estate Income Fund does not jointly market.

Annual Report | October 31, 2019	49

Item 2.	Code of Ethics.

(a)	The Registrant, as of the end of the period covered by the report, has adopted a Code of Ethics that applies to the Registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not Applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics referenced in 2 (a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provision of the Code of Ethics referenced in 2 (a) above were granted.

(e)	Not Applicable.

(f)	The Registrant’s Code of Ethics is attached as Exhibit 13.A.1 hereto.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has as least one audit committee financial expert serving on its Audit Committee. The Board of Trustees has designated Ernest Scalberg as the Registrant’s “audit committee financial expert.” Mr. Scalberg is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for professional services rendered by Cohen & Company, Ltd (“Cohen”) for each of the last two fiscal years ended October 31, 2019 and October 31, 2018 for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $29,000 in 2019 and $28,000 in 2018.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by Cohen that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $0 in 2019 and $0 in 2018.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by Cohen for tax compliance, tax advice, and tax planning were $3,500 in 2019 and $3,000 in 2018. These fees are comprised of fees relating income tax return preparation fees, excise tax return preparation fees and review of dividend distribution calculation fees.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by Cohen, other than the services reported in paragraphs (a) through (c) of this Item were $0 in 2019 and $0 in 2018.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant's principal auditors must be pre-approved by the Registrant's Audit Committee or by the Audit Committee’s designee pursuant to the Audit Committee’s Pre-Approval Policies and Procedures.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant were $0 in 2019 and $0 for 2018.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately designated standing Audit Committee established in accordance with Section 3 (a)(58)(A) of the Exchange Act and is comprised of the following members:

Rick A. Pedersen
Jerry Rutledge
Ernest Scalberg, Chairman (designated Financial Expert)

Item 6.	Schedule of Investments.

(a)	Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

(b)	Not applicable to the Registrant.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit Item 7, is a copy of the policies and procedures of the Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Portfolio Managers

As of the date of this report

Portfolio Managers Name	Title	Length of Service	Business Experience: 5 Years
Marc Peterson, CFA	Portfolio Manager	Since Inception	Managing Director, Portfolio Management – Principal Real Estate Investors, LLC (“PrinREI”)
Kelly D. Rush, CFA	Portfolio Manager	Since Inception	Head of Global Real Estate Securities – PrinREI

Marc Peterson, CFA

Marc is a managing director, portfolio management, for PrinREI, and, together with Kelly Rush, he is primarily responsible for the day-to-day management of the Fund’s portfolio. Marc is responsible for the CMBS portion of the Fund’s portfolio. Marc joined PrinREI’s parent, The Principal Financial Group, in 1992 as an accountant, and joined PrinREI in 1995 to invest in CMBS. He received an MBA from Drake University and a bachelor’s degree in accounting from Luther College. Marc has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Society of Iowa. He is also a member of the Commercial Real Estate Finance Council.

Kelly D. Rush, CFA

Kelly is the head of global real estate securities of PrinREI, and, together with Marc Peterson, he is primarily responsible for the day-to-day management of the Fund’s portfolio. Kelly is responsible for the real estate-related securities portion of the Fund’s portfolio. Kelly has been with the real estate investment area of PrinREI and/or its affiliate, The Principal Financial Group, since 1987, and began managing real estate stock portfolios in 1997. Kelly received an MBA in business administration and a bachelor’s degree in finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation and is a member of the Iowa Society of Financial Analysts and the CFA Institute.

(a)(2)	As of October 31, 2019, the Portfolio Managers listed above are also responsible for the day-to-day management of the following:

Portfolio Managers Name	Registered Investment Companies(1)	Other Pooled Investment Vehicles(2)	Other Accounts(3)
Marc Peterson, CFA	6 Accounts $1,891.2 million total Assets	0 Accounts $0 Total Assets	15 Accounts $18,196.9 million in total Assets
Kelly D. Rush, CFA	8 Accounts $9,645,3 million in Total Assets	5 Accounts $1,415.4 million in Total Assets	67 Accounts $8,466.4 million in Total Assets

(1)	Registered Investment Companies include all mutual funds and closed-end funds. For Registered Investment Companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

(2)	Other Pooled Investment Vehicles include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the 1940 Act, such as hedge funds.

(3)	Other Accounts include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds and collateralized bond obligations.

(a)(3)	Compensation of Portfolio Managers and Material Conflicts of Interest

PrinREI offers investment professionals a competitive compensation structure that is evaluated annually relative to other real estate asset management firms. The objectives are to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.

Compensation for real estate investment professionals at all levels comprises base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion, commensurate with responsibility levels. The incentive component is well aligned with client goals and objectives, with award levels reflecting investment performance relative to appropriate client benchmarks. Relative performance metrics are measured over rolling one-year, three-year and five-year periods. Investment performance is a primary determinant of total variable compensation. The remaining portion of incentive compensation is based on a combination of team and firm results and individual contributions.

For senior team members (approximately 10% of real estate employees), a portion of variable earnings is structured as deferred compensation, subject to three-year vesting. Deferred compensation takes the form of a combination of Principal Financial Group restricted stock units and deferred cash. It should be noted that Principal Financial Group’s retirement plans and deferred compensation plans generally utilize its non-registered group separate accounts or commingled vehicles rather than the traditional mutual funds. However, in each instance these vehicles are managed in lockstep alignment with the mutual funds (i.e. ‘‘clones’’).

The benefits of this structure are threefold. First, the emphasis on investment performance pro- vides strong alignment of interests with client objectives. Second, the team results and individual contributions components are intended to balance rewards with the achievement of longer term business strategies including asset retention and growth, firm wide collaboration and team development. Third, the overall measurement framework and the deferred component for senior staff are well aligned with our desired focus on talent retention.

(a)(4)	Dollar Range of Securities Owned as of October 31, 2019.

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Marc Peterson, CFA	$0-$10,000
Kelly D. Rush, CFA	None

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes by which shareholders may recommend nominees to the Board of Trustees.

Item 11.	Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a)	Not applicable. The Registrant did not engage in securities lending activities during its most recent fiscal year.

(b)	Not applicable. The Registrant did not engage in securities lending activities during its most recent fiscal year.

Item 13.	Exhibits.

(a)(1)	The Code of Ethics that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer, which is the subject of the disclosure required by Item 2 of Form N-CSR, is incorporated by reference to Exhibit 12(a)(1) to the Registrant’s Certified Shareholder Report on Form N-CSR, File No. 811-22742, filed on January 9, 2017.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as exhibit EX-99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as exhibit EX-99.906CERT.

(c)	The Proxy Voting Policies and Procedures are incorporated by reference to Exhibit EX-99. Item 7 to the Registrant’s Certified Shareholder Report on Form N-CSR, File No. 811-22742, filed on December 30, 2015.

(d)	Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated November 12, 2014, the 19(a) Notice to Beneficial Owners is attached hereto as Exhibit 13(d).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRINCIPAL REAL ESTATE INCOME FUND

By:	/s/ Kathryn Burns
Kathryn Burns
President (Principal Executive Officer)

Date:	January 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kathryn Burns
Kathryn Burns
President (Principal Executive Officer)

Date:	January 3, 2020

By:	/s/ Jill Kerschen
Jill Kerschen
Treasurer (Principal Financial Officer)

Date:	January 3, 2020